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                                  EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSON LLP
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                                                                    EXHIBIT 23.2


[LETTERHEAD OF ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.


                                                       /s/ Arthur Andersen LLP


Atlanta, Georgia
August 14, 1998